Supplement dated November 8, 2023

To the Prospectuses Dated

May 1, 2006	Merrill Lynch Retirement Power	May 1, 2004	Merrill Lynch Retirement Optimizer

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A

And

To the Prospectuses Dated

May 1, 2004	Merrill Lynch Retirement Power	May 1, 2004	Merrill Lynch Retirement Optimizer

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

ML OF NEW YORK LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A

Effective on or about the close of business on December 8, 2023 (the “Merger Date”), the following investment option will become generally available to Policy Owners:

TRUST	SUBACCOUNT	PORTFOLIO	ADVISOR
BlackRock Variable Series Funds, Inc.	BlackRock Large Cap Focus Growth V.I. Fund, Class I	BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Advisors, LLC
Investment Objective: The fund seeks long-term capital growth.

Effective as of the Merger Date, based on changes to the underlying fund portfolios, a fund reorganization will apply to the following Portfolios:

TRUST NAME	EXISTING SUBACCOUNT & PORTFOLIO NAME	ACQUIRING SUBACCOUNT & PORTFOLIO NAME	NEW NAME OF THE ACQUIRING SUBACCOUNT & PORTFOLIO
BlackRock Variable Series Funds, Inc.	BlackRock Capital Appreciation V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Large Cap Growth Equity V.I. Fund

We have been informed that as of the Merger Date, the underlying fund, BlackRock Capital Appreciation V.I. Fund, referenced above as the Existing Subaccount and Portfolio, will merge into the BlackRock Large Cap Focus Growth V.I. Fund. On the same date, the Acquiring Subaccount and Portfolio will be renamed BlackRock Large Cap Growth Equity V.I. Fund.

If you would like to transfer out of the Existing or Acquiring Subaccount prior to or after the merger date, you may transfer your policy value to any of the Portfolios listed in your Prospectus.

As of the start of business on the Merger Date, you may no longer use automated transfer features such as asset rebalancing or dollar cost averaging with the Existing Subaccount. If you are using an automated transfer feature such as asset rebalancing or dollar cost averaging with the Existing Subaccount, you should contact us immediately to make alternate arrangements. If you have not made alternate arrangements by the Merger Date, any subsequent allocations to the Existing Subaccount will be directed to the Money Market Subaccount.

You will not be charged for a transfer made due to the merger. In addition, if you reallocate your policy value to another subaccount prior to the merger or within 30 days after the Merger Date, you will not be charged for the transfer and this reallocation also will not count against the number of free transfers that you receive each policy year.

This Supplement must be accompanied or preceded by the applicable Prospectus.

Please read this Supplement carefully and retain it for future reference.

This Supplement updates certain information in the above referenced Prospectus (“the Prospectus”). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the applicable Prospectus.

Please read this Supplement carefully and retain it for future reference.